SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 205490

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2003

CAMDEN PROPERTY TRUST
(Exact name of Registrant as specified in its Charter)

TEXAS (State or other jurisdiction of incorporation or organization)	1-12110 (Commission file number)	76-6088377 (I.R.S. Employer Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits.

99.1 Press release dated July 29, 2003.

Item 12.	Results of Operations and Financial Condition.

On July 29, 2003, Camden Property Trust (the “Company”) issued a press release announcing its consolidated financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 30, 2003

CAMDEN PROPERTY TRUST

By:	/s/ G. Steven Dawson --------------------------------------------- G. Steven Dawson Chief Financial Officer, Sr. Vice President - Finance, and Secretary

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